UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

ARKO Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On or about April 30, 2021, ARKO Corp. (the “Company”) caused to be mailed to its stockholders of record as of April 20, 2021 the attached notice of internet availability of proxy materials (the “Notice”) with respect to the Company’s 2021 Annual Meeting, which was held on June 9, 2021. While the Notice was timely mailed to stockholders, it was inadvertently not filed with the Securities and Exchange Commission (the “SEC”). The Notice is filed herewith in accordance with applicable SEC rules.

Your Vote Counts! ARKO CORP. 2021 Annual Meeting Vote by June 8, 2021 11:59 PM ET ARKO CORP. 8565 MAGELLAN PARKWAY, SUITE 400 RICHMOND, VA 23227-1150 D51328-P55882 You invested in ARKO CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 9, 2021 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/ARKO2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect Arie Kotler and Michael J. Gade as directors until the Annual Meeting of Stockholders in 2024, or until their respective successors are duly elected and qualified. Nominees: 01) Arie Kotler 02) Michael J. Gade For 2. Approval of a non-binding advisory resolution regarding the compensation of our named executive officers. For 3. Approval of a non-binding advisory resolution on the frequency of the non-binding advisory resolution regarding the compensation of our named executive officers. 1 Year 4. To ratify the appointment of GRANT THORNTON LLP as our independent registered public accounting firm for the 2021 fiscal year. For NOTE: In the proxies’ discretion, the proxies are authorized to vote on any other matters, which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D51329-P55882